UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2020

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6080 Center Drive, Suite 1200, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange
	Symbol(s)	on which registered
Common stock, $0.0001 par value	ENT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 9, 2020, Global Eagle Entertainment Inc. (the “Company” or “we”) entered into an Eleventh Amendment to Credit Agreement (the “Eleventh Amendment”) among the Company, the guarantors party thereto (the “Guarantors”), the lenders party thereto and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), which Eleventh Amendment amends the terms of that certain Credit Agreement, dated as of January 6, 2017 (as amended, supplemented or otherwise modified from time to time, including pursuant to the Eleventh Amendment, the “Credit Agreement”), by and among the Company, the Guarantors identified on the signature pages thereto, each lender from time to time party thereto and the Administrative Agent.

The Eleventh Amendment modified the Credit Agreement, including, with respect to the following terms:

•

The timing of an occurrence of an event of default as a result of a failure to pay interest on any loan due on July 9, 2020 has been extended from five business days after such date until August 1, 2020.

•

The lenders have agreed to waive until August 1, 2020 any default or event of default arising under the Credit Agreement as a result of any failure to timely pay interest on any loan due on July 9, 2020.

•

In connection with the Eleventh Amendment, the Company agreed that so long as such interest remains unpaid, all loans outstanding under the Credit Agreement will accrue interest at the default rate (with any such default interest being payable no earlier than August 1, 2020).

The Eleventh Amendment was conditioned upon the Company’s payment of an amendment fee (the “Amendment Fee”) to the consenting lenders equal to 2.0% of the aggregate outstanding principal amount of Term B Loans held by such consenting lender on the date of the Eleventh Amendment, with such fee being payable in kind by adding the Amendment Fee to the outstanding principal amount of the Term B Loans held by such consenting lender (with such portion of the Amendment Fee thereafter being treated as outstanding principal of Term B Loans for all purposes under the Credit Agreement), and payment of related advisor costs and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference herein.

Item 2.04	Triggering Events That Accelerate of Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The payment of the Amendment Fee described under Item 1.01 above pursuant to the Eleventh Amendment increased the aggregate amount of the Company’s obligations under the Credit Agreement. The information set forth under Item 1.01 above is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

A copy of the press release discussing the Company’s pursuit of various strategic alternatives with certain lenders under the Credit Agreement to address its liquidity and capital structure is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

As disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, the Company previously concluded that factors evaluated by the Company raised substantial doubt as to the Company’s ability to continue as a going concern for a period within 12 months following July 6, 2020. In addition, due to the Company’s current financial constraints, there is a substantial risk that it may be necessary for the Company to seek protection under Chapter 11 of the United States Bankruptcy Code.

Item 8.01	Other Events.

Election Not to Make Interest Payment under Senior Credit Agreement

On July 9, 2020, the Company elected not to make an approximately $11 million interest payment under the Credit Agreement. As discussed above, as a result of the Eleventh Amendment to the Credit Agreement, such failure does not constitute an event of default under the Credit Agreement until and unless it is not paid on August 1, 2020. If such payment is not made on or prior to August 1, 2020, the resulting event of default would enable the lenders thereunder to accelerate the repayment of amounts outstanding and exercise remedies with respect to the collateral. If the Company’s lenders under its credit facilities demand immediate payment, it will not have sufficient cash to repay such indebtedness. In addition, certain payment defaults under the Company’s credit facilities or the lenders accelerating their claims thereunder would trigger cross-default provisions in the Company’s other indebtedness and certain other operating agreements. These and other ramifications are discussed under the caption “Liquidity, Going Concern and Management’s Plan” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on July 6, 2020.

Cautionary Note Regarding Forward-Looking Statements

In this Current Report on Form 8-K, we make “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on information available to us as of the date hereof and on our current expectations, forecasts and assumptions, and involve substantial risks and uncertainties. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to a variety of other factors, including the risks and uncertainties set forth in our most recent Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q.

The forward-looking statements herein speak only as of the date the statements are made (which is the date of this Current Report on Form 8-K). Investors should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Eleventh Amendment to Credit Agreement, dated as of July 9, 2020, by and among Global Eagle Entertainment Inc., the guarantors party thereto, the lenders party thereto, and Citibank, N.A., as administrative agent.
99.1	Press Release, dated as of July 10, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Christian Mezger
Name: Christian Mezger
Title: Chief Financial Officer

Dated: July 10, 2020